                                                                    Exhibit 10.8

                                                                    CONFIDENTIAL

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                                         BT AGREEMENT NO. 658270



     DATED                                                            1999
--------------------------------------------------------------------------------





                               COMMERCE ONE, INC.



                                       and



                         BRITISH TELECOMMUNICATIONS PLC






--------------------------------------------------------------------------------

                              GOVERNANCE AGREEMENT

--------------------------------------------------------------------------------





                                Nabarro Nathanson
                               50 Stratton Street
                                 London W1X 6NX

                               Tel: 0171 493 9933

                                                                    CONFIDENTIAL




                                                    CONTENTS


Clause        Subject Matter                                                                               Page
              DATE............................................................................................1
              PARTIES.........................................................................................1
              RECITALS........................................................................................1

1.            GENERAL.........................................................................................1

2.            ADVISORY COMMITTEE..............................................................................2

3.            AUDIT...........................................................................................2

4.            PRODUCT EVOLUTION...............................................................................3

5.            BRANDING........................................................................................3

6.            CONTENT MANAGEMENT..............................................................................3

7.            OVERARCHING CRITERIA............................................................................3

8.            CONTRACT REVIEWS................................................................................4

9.            ESCALATION OF DISPUTES..........................................................................4

10.           REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION.................................................4
              C1 Representations and Warranties...............................................................4
              C1 Indemnification Obligations..................................................................5
              BT Representations and Warranties...............................................................5
              BT Indemnification Obligations..................................................................5

                                                                    CONFIDENTIAL


11.           TERM AND TERMINATION............................................................................6
              Term............................................................................................6
              Termination.....................................................................................6

12.           GENERAL PROVISIONS..............................................................................6
              Notices.........................................................................................6
              Entire Agreement................................................................................7
              Amendments......................................................................................7
              Waivers.........................................................................................7
              No Third Party Beneficiaries....................................................................7
              Assignment......................................................................................8
              Headings........................................................................................8
              Severance.......................................................................................8
              Severability....................................................................................8
              Governing Law...................................................................................8
              THE SCHEDULE INFORMATION TO BE SUPPLIED QUARTERLY TO THE ADVISORY
              COMMITTEE.......................................................................................9


                                                                    CONFIDENTIAL

                              GOVERNANCE AGREEMENT
                               ("THIS AGREEMENT")



DATE                                                 1999 (the "EFFECTIVE TIME")

PARTIES

(1) COMMERCE ONE, INC., a California corporation whose principal place of business is at 1600 Riviera Avenue, Suite 200, Walnut Creek, California ("C1"); and

(2) BRITISH TELECOMMUNICATIONS plc whose registered office is at 81 Newgate Street, London EC1A 7AJ and whose registered number is 1800000 ("BT").

RECITALS

(A) Pursuant to the terms and conditions of an Amended and Restated Trading Agreement dated the same date as this Agreement by and between C1 and BT (the "TRADING AGREEMENT"), C1 has granted to BT a MarketSite Software licence and may grant other licences to BT pursuant to that Agreement or pursuant to reseller arrangements proposed to be put in place between the parties in relation to C1's BuySite product.

(B) In connection with the various trading arrangements existing and proposed between C1 and BT, the parties wish to enter into this Agreement, effective as of the Effective Time, with respect to the governance of their relationships and certain other matters in relation to the products covered by their trading arrangements.

IT IS AGREED AS FOLLOWS:

1.     GENERAL

       The parties agree that this Agreement, and the rights and obligations of the parties hereunder shall become effective on the Effective Time. Capitalised terms not defined herein shall have the meanings set forth in the Trading Agreement.



[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE MITTED PORTIONS.

                                                                    CONFIDENTIAL

2.       ADVISORY COMMITTEE

2.1 THE PARTIES SHALL AS FROM THE EFFECTIVE TIME ESTABLISH AN ADVISORY COMMITTEE (THE "ADVISORY COMMITTEE") CONSISTING OF TWO SENIOR REPRESENTATIVES NOMINATED BY EACH PARTY, ONE OF WHOM SHALL BE ON THE TECHNICAL SIDE AND THE OTHER ON THE OPERATIONAL SIDE. THE FIRST MEMBERS SHALL BE ERIC MEIER-RUEGG AND KENTON SANMOGEN AS THE NOMINEES OF C1 AND [*] AND [*] AS THE NOMINEES OF BT.

2.2 EACH OF C1 AND BT WILL HAVE THE RIGHT TO REPLACE EITHER OR BOTH OF ITS NOMINEES ON THE ADVISORY COMMITTEE, PROVIDED THAT C1 AND BT AGREE TO CONSULT WITH EACH OTHER PRIOR TO ANY SUCH REPLACEMENT AND NOT TO APPOINT A PERSON TO WHOM THE OTHER PARTY REASONABLY OBJECTS.

2.3 THE ADVISORY COMMITTEE SHALL MEET QUARTERLY IN LONDON OR WALNUT CREEK, CALIFORNIA AT THE MUTUAL AGREEMENT OF THE PARTIES. IT SHALL REGULATE ITS OWN PROCEEDINGS, PROVIDED THAT WHERE DECISIONS ARE MADE THEY SHALL BE MADE BY UNANIMOUS VOTE OF ALL FOUR MEMBERS OF THE ADVISORY COMMITTEE. IN THE EVENT THAT THE ADVISORY COMMITTEE IS UNABLE TO REACH AGREEMENT THE PROVISIONS OF CLAUSE 9 WILL APPLY.

2.4 THE ROLE OF THE ADVISORY COMMITTEE SHALL BE TO RECEIVE AND REVIEW RELEVANT INFORMATION (AS REFERRED TO IN CLAUSE 2.5), PROVIDE A FORUM FOR THE SHARING OF VIEWS, WISHES AND CONCERNS AND, WHERE EXPRESSLY STATED BELOW, TO REACH WRITTEN AGREEMENTS WHICH SHALL BE BINDING ON C1 AND BT.

2.5 THE INFORMATION TO BE PRESENTED TO THE ADVISORY COMMITTEE FOR REVIEW AT ITS QUARTERLY MEETINGS SHALL COVER THE MATTERS LISTED IN THE SCHEDULE AND SUCH OTHER MATTERS AS THE ADVISORY COMMITTEE MAY FROM TIME TO TIME DECIDE. THE ADVISORY COMMITTEE SHALL DETERMINE WHICH STATISTICS ARE REQUIRED IN RESPECT OF EACH MATTER LISTED AND THE RESPONSIBILITY AS BETWEEN C1 AND BT TO MAKE THEM AVAILABLE. FOR THE AVOIDANCE OF DOUBT, NO PERSONAL DATA (AS DEFINED FOR THE PURPOSES OF THE DATA PROTECTION ACT 1998) SHALL BE DISCLOSED TO THE ADVISORY COMMITTEE.

2.6 EACH PARTY SHALL SUPPLY THE ADVISORY COMMITTEE FOR EACH MEETING WITH ITS BEST ESTIMATE, BASED ON REASONABLE ASSUMPTIONS, OF ITS FUTURE SUPPLIER ADOPTION RATES AND A REVIEW OF PAST ACTUAL RATES AGAINST FORECAST IN SO FAR AS THIS IS NECESSARY TO ASSIST THE OTHER PARTY IN PLANNING ITS OWN OPERATIONS AND RESOURCES.



[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE MITTED PORTIONS.

                                                                    CONFIDENTIAL

3.       AUDIT

       Each party shall allow an independent third party reasonably acceptable to it from time to time access at all reasonable times to inspect its books and records for the purpose of verifying any sales, costs or other information supplied by that other to it for the purpose of any agreement between the parties and to obtain copies of extracts from such books and records subject to paying reasonable copying charges for them.

4.     PRODUCT EVOLUTION

4.1 C1 IS ESTABLISHING A TECHNICAL ADVISORY COUNCIL AND BT SHALL BE ENTITLED TO DESIGNATE A SENIOR TECHNICAL REPRESENTATIVE TO BE A MEMBER OF THAT COUNCIL WITH AN EQUAL VOICE ON THAT COUNCIL TO EACH OF THE OTHER FRANCHISE MARKETSITE OPERATORS OF C1 MARKETSITE.

4.2 BT SHALL HAVE A FIRST OPTION TO TEST NEW SOFTWARE IN THE UK FOR NEW MARKETSITE VALUE ADDED SERVICES BUT SHALL NOT BE OBLIGED TO CARRY OUT BETA TESTING.

4.3 WHERE NEW VALUE ADDED SERVICES ARE READY FOR LICENSING IN THE UK, C1 WILL GIVE BT FIRST OPPORTUNITY TO ACQUIRE A NON-EXCLUSIVE LICENCE FOR THE UK PROVIDED THAT THIS SHALL NOT PREVENT C1 OFFERING THE SAME RIGHT TO ANY BETA TESTER OF THAT SERVICE.

5.     BRANDING

5.1 THE PARTIES HAVE JOINTLY AGREED THE FOLLOWING BRANDING DESCRIPTION FOR BT'S SERVICE USING MARKETSITE, NAMELY "BT MARKETSITE POWERED BY COMMERCE ONE" AND AGREE THAT THIS SHALL BE USED AS THE SOLE BRAND FOR THAT SERVICE. EXCEPT AS STATED ABOVE, NEITHER PARTY HAS ANY RIGHT TO USE ANY TRADE OR SERVICE MARK OF THE OTHER EXCEPT WITH THE WRITTEN AGREEMENT OF THE OTHER. THE PROVISIONS OF THIS CLAUSE 5.1 SHALL SURVIVE AND CONTINUE IN FORCE AFTER ANY TERMINATION OF THIS AGREEMENT.

5.2 THE BRANDING SHALL BE KEPT UNDER REVIEW BY THE ADVISORY COMMITTEE, BUT ANY CHANGE TO THE BRANDING DESCRIPTION AS SET OUT IN THE SAID MARKETING AGREEMENT WHICH IS RECOMMENDED BY IT SHALL REQUIRE THE WRITTEN CONSENT OF BOTH BT AND C1 BEFORE IT IS IMPLEMENTED.



[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE MITTED PORTIONS.

                                                                    CONFIDENTIAL

6.       CONTENT MANAGEMENT

         BT agrees that it will comply with standards for supplier content on MarketSite agreed between C1 and BT from time to time.

7.       OVERARCHING CRITERIA

         In acknowledgement of C1's interest in a successful take up of the Market Site service, BT will discuss with C1, in the context of the Advisory Committee, its proposed overarching criteria for its MarketSite and will take account of these criteria, as amended from time to time.

8.       CONTRACT REVIEWS

8.1 IF EITHER C1 OR BT CONSIDER THAT THE FINANCIAL ARRANGEMENTS BETWEEN THEM CAN NO LONGER PRODUCE THE RESULTS ANTICIPATED IN THE ORIGINAL FINANCIAL MODEL, THEN IT SHALL REFER THE MATTER TO THE ADVISORY COMMITTEE AND C1 AND BT SHALL PROCURE THAT THEIR RESPECTIVE APPOINTEES ON THE ADVISORY COMMITTEE SHALL NEGOTIATE IN GOOD FAITH TO ENDEAVOUR TO AGREE AN AMENDMENT TO THE FINANCIAL ARRANGEMENTS WHICH IS FAIR TO BOTH PARTIES.

8.2 IF THEY ARE UNABLE TO REACH AN AGREEMENT, THE MATTER SHALL BE ESCALATED IN ACCORDANCE WITH CLAUSE 9 AND IF THAT FAILS TO ACHIEVE AN AGREEMENT NO CHANGE SHALL BE MADE TO THE FINANCIAL ARRANGEMENTS. IF AN AGREEMENT IS REACHED WITHIN THE ADVISORY COMMITTEE OR IN ACCORDANCE WITH THE ESCALATION PROCEDURE, THE PARTIES SHALL AGREE THE APPROPRIATE CHANGES TO THE AGREEMENTS BETWEEN THEM.

9.       ESCALATION OF DISPUTES

9.1 WHERE ANY MATTER REQUIRES TO BE AGREED OR DETERMINED, BY THE ADVISORY COMMITTEE UNDER THIS AGREEMENT BUT THE NECESSARY UNANIMOUS AGREEMENT OF THE MEMBERS CANNOT BE OBTAINED, THE MATTER SHALL BE REFERRED TO THE CHIEF EXECUTIVE OFFICER OF C1 AND GENERAL MANAGER OF THE BT E-BUSINESS UNIT FOR THEIR AGREEMENT. IF THEY REACH AGREEMENT, IT SHALL BE DEEMED TO BE THE AGREEMENT OF THE ADVISORY COMMITTEE FOR THE PURPOSES OF THIS AGREEMENT. IF AGREEMENT CANNOT BE REACHED AND IN THE REASONABLE OPINION OF EITHER PARTY THE INABILITY TO AGREE MAKES IT IMPOSSIBLE TO GOVERN THEIR RELATIONSHIP IN THE MANNER REASONABLY ANTICIPATED AT THE OUTSET THEN EITHER PARTY MAY BY NOTICE TO THE OTHER TERMINATE THIS AGREEMENT AND THE AMENDED TRADING AGREEMENT BUT, FOR THE AVOIDANCE OF DOUBT, SUCH TERMINATION SHALL NOT AFFECT ANY ORDER.


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE MITTED PORTIONS.

                                                                    CONFIDENTIAL


9.2 THE PARTIES AGREE THAT ANY DISPUTE ARISING UNDER ANY OF THE AGREEMENTS BETWEEN THEM SHALL, BEFORE EITHER PARTY RESORTS TO OTHER LEGAL REMEDIES (INCLUDING THE EXERCISE OF A RIGHT TO TERMINATE), BE REFERRED TO THE ADVISORY COMMITTEE FOR DISCUSSION AND, IF POSSIBLE, RESOLUTION AND, FAILING THAT, SHALL BE ESCALATED IN ACCORDANCE WITH CLAUSE 9.1, PROVIDED THAT THIS SHALL NOT APPLY WHERE ACTION NEEDS TO BE TAKEN URGENTLY BY EITHER PARTY TO PROTECT ITS LEGITIMATE INTERESTS.

10.      REPRESENTATIONS, WARRANTIES AND INDEMNIFICATION

10.1     C1 REPRESENTATIONS AND WARRANTIES

           C1 represents and warrants to BT that:

10.1.1 it has the right, power and authority to enter into this Agreement and fully to perform its obligations under this Agreement;

10.1.2 the making of this Agreement by it does not violate any agreement existing between it and any other person or entity;

10.1.3 it complies, and at all times shall comply, with all applicable laws, rules and regulations in effect at the time services are performed pursuant to this Agreement pertaining to the subject matter hereof; and

10.1.4 it shall not exercise any of the rights granted to it under or pursuant to this Agreement in a manner that shall violate any applicable law, rule or regulation.

10.2       C1 INDEMNIFICATION OBLIGATIONS

           C1 agrees to, and shall, indemnify, defend and hold harmless BT and its Affiliates and their respective directors, shareholders, officers, agents, employees, successors and assigns from and against any and all claims, demands, suits, judgments, damages, costs, losses, expenses (including reasonable attorneys' fees and expenses) and other liabilities arising from actions brought by third parties in connection with or related to, directly or indirectly, any breach or alleged breach of any of the representations or warranties made by it under Clause 10.1, provided that BT gives C1 full control over the defence (including any settlements) of any such claim; and BT provides C1 with full information and reasonable assistance, at C1's expense. C1 shall keep BT informed of, and consult with BT in connection with, the progress of such litigation or settlement and
           (i) C1 shall not have any right, without BT's written consent, to settle any such claim if such settlement arises from or is part of any criminal action, suit or proceeding or contains a stipulation to or admission or acknowledgement of any liability or wrongdoing (whether in contract, tort or otherwise) on


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE MITTED PORTIONS.

                                                                    CONFIDENTIAL

           the part of any BT Affiliate, and (ii) BT shall promptly notify C1 of any such claim. For the purposes of this Clause "Affiliate" has the meaning in the Amended and Restated Trading Agreement between the parties.

10.3       BT REPRESENTATIONS AND WARRANTIES

           BT represents and warrants that:

10.3.1 it has the right, power and authority to enter into this Agreement and fully to perform its obligations under this Agreement;

10.3.2 the making of this Agreement by it does not violate any agreement existing between it and any other person or entity;

10.3.3 it complies, and at all times shall comply, with all applicable laws, rules and regulations in effect at the time services are performed pursuant to this Agreement pertaining to the subject matter hereof; and

10.3.4 it shall not exercise any of the rights granted to it under or pursuant to this Agreement in a manner that shall violate any applicable law, rule or regulation.

10.4     BT INDEMNIFICATION OBLIGATIONS

           BT agrees to, and shall, indemnify, defend and hold harmless C1 and its Affiliates, and its directors, shareholders, officers, agents, employees, successors and assigns from and against any and all claims, demands, suits, judgments, damages, costs, losses, expenses (including reasonable attorneys' fees and expenses) and other liabilities arising from actions brought by third parties in connection with or related to, directly or indirectly, any breach or alleged breach of the representations or warranties made by it under Clause 10.3. C1 shall promptly notify BT of any such claim; C1 gives BT full control over the defence (including any settlements) of such claim; and C1 provides BT with full information and reasonable assistance, at BT's expense; provided, however, that (i) BT shall keep C1 informed of and consult with C1 in connection with the progress of such litigation or settlement; and (ii) BT shall not have any right, without C1's written consent, to settle any such claim if such settlement arises from or is part of any criminal action, suit or proceeding or contains a stipulation to, or admission or acknowledgement of, any liability or wrongdoing (whether in contract, tort or otherwise) on the part of C1.


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE MITTED PORTIONS.

                                                                    CONFIDENTIAL


11.      TERM AND TERMINATION

11.1     TERM

           The term of this Agreement shall commence as of the Effective Time and shall continue until termination of the Trading Agreement unless terminated earlier in accordance with Clause 11.2.

11.2     TERMINATION

           Without prejudice to any other rights or remedies available to the parties, BT and C1 shall each have the right, in its sole discretion, to terminate this Agreement upon written notice to the other in the event of the occurrence of one or more of the following:

11.2.1 In the event that the other party shall become insolvent or cease to trade or compound with its creditors, or a receiver or an administrative receiver is appointed in respect of any of the other party's assets or a petition for an administration order is presented or such an order is made in relation to the other party or a resolution or petition or order to wind up the other party is passed or presented or made or a liquidator is appointed in respect of it (otherwise than for reconstruction or amalgamation).

11.2.2 The other party breaches any material term or provision of this Agreement and fails to cure such breach within sixty (60) days after the non-breaching party delivers written notice thereof to the other party stating what actions are required to cure such breach or indicating that such breach is incapable of being cured; provided that the alleged breaching party shall use its reasonable efforts to timely cure such breach.

11.2.3 The management ownership or control of the other is changed to the detriment of BT or Commerce One as applicable.

12.      GENERAL PROVISIONS

12.1     NOTICES

12.1.1 All notices which either party is required or may desire to serve upon another party shall be in writing and addressed as follows:


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE MITTED PORTIONS.

                                                                    CONFIDENTIAL


              (a)    if to BT:
                           British Telecommunications plc
                           Stephen Russell
                           BT Business Services
                           PPB113
                           North Star House
                           North Star Avenue
                           Swindon SM2 1BS

              (b)    if to C1:
                           Commerce One, Inc.
                           1600 Riviera Avenue, Suite 200
                           Walnut Creek
                           California 94596
                           Attn: Robert M. Tarkoff, Esq.

12.1.2 Any such notice may be served personally or by mail (postage prepaid), facsimile (provided oral confirmation of receipt is immediately obtained and a hard copy is concurrently sent by internationally commercially recognised overnight delivery service), internationally commercially recognised overnight delivery service (such as Federal Express or DHL) or courier. Notice shall be deemed served upon personal delivery or upon actual receipt. Any party may change the address to which notices are to be delivered by written notice to the other parties served as provided in this Clause 12.1.

12.2     ENTIRE AGREEMENT

           This Agreement, together with its Schedules constitutes the complete, final and exclusive understanding and agreement between the parties with respect to the transactions contemplated, and supersedes any and all prior or contemporaneous oral or written representations, understanding, agreement or communication between the parties concerning the subject matter hereof.

12.3     AMENDMENTS

           All amendments or modifications of this Agreement shall be binding upon the parties so long as the same shall be in writing and executed by each of the parties hereto.


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE MITTED PORTIONS.

                                                                    CONFIDENTIAL



12.4     WAIVERS

           No waiver of any provision of this Agreement or any rights or obligations of any party hereunder shall be effective, except pursuant to a written instrument signed by the party waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.

12.5     NO THIRD PARTY BENEFICIARIES

           Nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

12.6     ASSIGNMENT

           No party shall, directly or indirectly, assign this Agreement to any third party, except that either party may assign this Agreement to its parent corporation or any entity of which its parent owns at least 80% of the voting equity.

12.7     HEADINGS

           The section and sub-section headings and captions appearing in this Agreement are inserted only as a matter of convenience and shall not be given any legal effect.

12.8     SEVERANCE

           If any aspect of this Agreement is found to be invalid, illegal or unenforceable this shall not affect the validity of any part of this Agreement. In such case this Agreement shall be construed and enforced as if it did not contain such provision. The Parties shall negotiate in good faith to modify and, or replace such provision with one that is valid and legally enforceable.

12.9     SEVERABILITY

           If any aspect of this Agreement is found to be invalid, illegal or unenforceable this shall not affect the validity of any part of this Agreement. In such case this Agreement shall be construed and enforced as if it did not contain such provision. The Parties shall negotiate in good faith to modify and, or replace such provision with one that is valid and legally enforceable. If the Parties cannot reach agreement on a new provision which places the Parties in a position similar to the commercial position which would have prevailed prior to


[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE MITTED PORTIONS.

                                                                    CONFIDENTIAL

           the modification or replacement being required, either Party may, in its sole discretion, withdraw from the Agreement.

12.10    GOVERNING LAW

           This Agreement is governed by English law and each party submits to the non-exclusive jurisdiction of the English Courts.

IN WITNESS WHEREOF the duly authorised representatives of each party have executed this Agreement as of the day and year first written above.



BRITISH TELECOMMUNICATIONS plc                         COMMERCE ONE, INC.

By:                                                    By:

Name:                                                  Name:

[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE MITTED PORTIONS.